UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                   FORM 8-K
                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 15, 2007


                          SYNGAS INTERNATIONAL CORP.
            --------------------------------------------------
            (Exact name of Registrant as specified in charter)


          NEVADA               000-28305            91-1880015
---------------------------- ----------------     ----------------------
(State or other jurisdiction (Commission File      (IRS Employer
     of incorporation)            Number)       Identification Number)

                         78 Belleville Avenue
                  Spruce Grove, Alberta, Canada T7A 1H8
	        ----------------------------------------
                (Address of principal executive offices)
    Registrant's telephone number, including area code: 780-914-0028


   600, 595 Hornby Street, Vancouver, British Columbia, Canada V6C 1A4
   -------------------------------------------------------------------
     (Former name or former address, if changed since last report)


                                  Copies to:
                                  Penny Green
                               Bacchus Law Group
                             1511 West 40th Avenue
                             Vancouver, BC V6M 1V7
                            Telephone: 604.732.4804
                               Fax: 640.408.5177


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications pursuant to Rule 425 under the Securities  Act  (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))




ITEM 8.01. OTHER EVENTS


Syngas International Corp. has changed its address from Suite 600, 595 Hornby Street, Vancouver, British Columbia, Canada, V6C 1A4, to 78 Belleville Avenue, Spruce Grove, Alberta, Canada T7A 1H8, effective immediately.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 15, 2007

                                        SYNGAS INTERNATIONAL CORP.

                                        By: /s/ Wilfred Ouellette
                                        -------------------------
                                        WILFRED   OUELLETTE,   PRESIDENT,
                                        CHIEF  EXECUTIVE  OFFICER,  CHIEF
                                        FINANCIAL OFFICER